EXHIBIT 10.17

Consulting Agreement

AGREEMENT made as of the 15th day of November, 2002, between SinoFresh Healthcare, Inc., a Delaware corporation having its principal place of business at 313 S. Seaboard Ave., Venice, Florida 34292 (“SFH”) and The Invest Linc Group, LLC, (the “Consultant”) for independent consulting services, as follows:

1.	Independent Consulting Services. SFH hereby retains the Consultant and the Consultant hereby agrees to act as an advisor in connection with the business of SFH at such times as the Board of Directors of SFH and the Consultant may reasonably agree, taking into account the Consultant’s other commitments and obligations. As compensation for its services, including assisting SFH with respect to the transition of matters immediately following the acquisition of assets of SinoFresh Laboratories, Inc., contemporaneously with the execution of this Agreement, SFH shall grant to the Consultant a warrant to purchase one-hundred thousand (100,000) shares of SFH common stock on the terms set forth in paragraph 4 hereof (the “Consultant Warrant”). This Agreement shall commence on the date hereof and shall remain in effect for a period of one year.

2.	Stockholder Agreement. As a condition precedent to the issuance of any stock pursuant to the Consultant Warrant, the Consultant shall execute the stockholders agreement of SFH then in effect.

3.	Consultant Representations.

(a)	The Consultant is an “Accredited Investor,” as that term is defined in Regulation D promulgated under the Securities Act of 1933 (the “Securities Act”) and is acquiring the Consultant Warrant without a view to distribution thereof. The Consultant understands that the Consultant Warrant has not been registered under the Securities Act. In connection with any future resale of the Consultant Warrant, the Consultant understands that the Consultant Warrant may not be sold directly or indirectly in the United States or any of its territories or possessions or areas subject to its jurisdiction or to any person who is a national, citizen or resident thereof or any person normally resident therein or to any person for resale to any such person unless the Consultant Warrant is registered under the Securities Act or an exemption from such registration is available.

(b)	The Consultant acknowledges that the certificate representing any shares issued upon the exercise of the Consultant Warrant will bear a legend to the effect of the matters mentioned in the preceding paragraph.

4.	Consultant Warrant. The Consultant Warrant shall have an exercise price of $0.50 per share and be exercisable until February 1, 2005. As a precedent to SFH’s obligation to issue and sell any shares pursuant to the Consultant Warrant, Consultant will be required to make the representations and warranties made in paragraph 3. The Consultant Warrant shall be evidenced by a certificate, attached as Exhibit A.

5.	Survival. The provisions of paragraph 4 and 6 shall survive the termination of this Agreement.

6.	Governing Law. This Agreement shall be construed and enforced in accordance with the laws of United States and the State of New York (as applicable), without regard to the rules governing conflict of laws. SFH and the Consultant agree to submit any claim, suit or proceeding hereunder to the jurisdiction of the courts of the State of Florida located in Sarasota County, and further consent to waive their right to trial by jury in any such action.

7.	No Waiver. No failure or delay on the part of any party in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

8.	Assignment. This Agreement and the rights and duties hereunder shall not be assignable by the parties hereto except upon written consent of the other.

9.	Counterpart Originals. This Agreement may be executed simultaneously in two or more counterparts each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

10.	Pronouns. Whenever pronouns are used herein, they shall be interpreted in the neuter, masculine, feminine, singular or plural as the context may require.

11.	Entire Agreement. This Agreement, together with the other agreements referred to herein, constitutes the entire agreement among the parties pertaining to the subject matter hereof and supercedes all prior and contemporaneous agreements, representations and understandings of the parties.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

SinoFresh Healthcare, Inc.		The Invest Linc Group, LLC

By:		/s/ Craig Terrill
Name:	Andrew Badolato	Name: Craig Terrill
Title:	President	Title: CEO

Exhibit A
Warrant Certificate

Execution Copy

THIS WARRANT MAY ONLY BE TRANSFERRED IN COMPLIANCE WITH AND SUBJECT TO THE CONDITIONS SPECIFIED IN THIS WARRANT. IN ADDITION, THE SHARES TO BE ACQUIRED UPON THE EXERCISE OF THIS WARRANT MAY ONLY BE TRANSFERRED IN COMPLIANCE WITH AND SUBJECT TO THE TERMS OF ANY STOCKHOLDERS AGREEMENT THEN IN EFFECT WITH RESPECT TO STOCK OF SINOFRESH HEALTHCARE, INC. A COPY OF THE STOCKHOLDER AGREEMENT WILL BE FURNISHED BY THE COMPANY TO THE REGISTERED HOLDER HEREOF UPON WRITTEN REQUEST WITHOUT CHARGE. IN ADDITION, THIS WARRANT, ANY SHARES TO BE ACQUIRED UPON THE EXERCISE OF THIS WARRANT AND ANY SECURITIES OF THE COMPANY FOR OR INTO WHICH SUCH SHARES MAY BE EXCHANGED OR CONVERTED HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION UNDER SUCH ACT IS IN EFFECT OR PURSUANT TO AN EXEMPTION THEREFROM UNDER SUCH ACT.

No. W-l	100,000 Warrants

Warrant Certificate

SinoFresh HealthCare, Inc.

               This Warrant Certificate certifies that The Invest Linc Group, LLC or registered assigns (the “Holder”) is the registered holder of 100,000 Warrants (the “Warrants”) to receive shares of Common Stock, $.0001 par value per share (“Common Stock”), of SinoFresh HealthCare, Inc., a Delaware corporation (the “Company”). Each Warrant entitles the registered holder thereof to receive from the Company one fully paid and nonassessable share (a “Share”) of Common Stock upon surrender of this Warrant Certificate at the office of the Company at 313 S. Seaboard Ave., Venice, Florida 34292 (the “Company Office”), subject to the conditions set forth herein and in the Consulting Agreement, dated as of November 15, 2002 (the “Consulting Agreement”), between the Company and the Holder. Capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Consulting Agreement. Each Warrant may be exercised at any time and from time to time, in whole or in part, by paying the Exercise Price (as defined in the Consulting Agreement) up to and until 5:00 p.m. New York time on February 1, 2005 (the “Expiration Date”). After the Expiration Date, any unexercised Warrants will be void and all rights of Holders with respect thereto shall cease. The Holder may only transfer the Warrants in accordance with the terms of this Warrant and the Consulting Agreement.

               The Warrants may not be sold, assigned, transferred, pledged, encumbered, hypothecated, given or otherwise disposed of or transferred (each, a “Transfer”) prior to the Exercise Date; provided, however, that, notwithstanding the foregoing, at any time after the date hereof the Purchaser may Transfer the Warrants, in whole or in part, to a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the Holder (a “Transferee”), provided, that such Transferee agrees in writing to be bound by the terms and conditions of the Consulting Agreement as if it were a signatory thereto. Any Transfer of Warrants in violation of the provisions herein or in the Consulting Agreement shall be null and void and of no force and effect, and the Warrants subject to such attempted Transfer shall remain subject to this Warrant and the Consulting Agreement. Any attempted Transfer of Shares in violation of the provisions of the Consulting Agreement shall be null and void and of no force or effect, and the Shares subject to such attempted Transfer shall remain subject to the Consulting Agreement.

               Reference is hereby made to the further provisions of this Warrant Certificate set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as though fully set forth at this place.

               WITNESS the signature of the duly authorized officer of the Company.

Dated as of November 15, 2002

SINOFRESH HEALTHCARE, INC.

By:

Andrew Badolato, President
Attest:

By:

Thomas Amon, Secretary

SINOFRESH HEALTHCARE, INC.

               The Consulting Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the Holder.

               Warrants may be exercised to receive Shares from the Company at any time on or before the Expiration Date. The holder of Warrants evidenced by this Warrant Certificate may exercise them by surrendering at the Company Office the Warrant Certificate, with the form of election to receive set forth hereon properly completed and executed at the Company Office. In the event that upon any exercise of Warrants evidenced hereby the number of Warrants exercised shall be less than the total number of Warrants evidenced hereby, there shall be issued to the Holder hereof or its assignee a new Warrant Certificate evidencing the number of Warrants not exercised. No adjustment shall be made for any cash dividends on any Shares issuable upon exercise of this Warrant.

               The Company shall not be required to issue fractions of Warrants or fractions of Shares or any certificates which evidence fractional Warrants or fractional Shares. In lieu of such fractional Warrants and fractional Shares, a full Warrant or a full Share (rounded up to the nearest whole number), as the case may be, shall be issued to the Holder of the Warrants with respect to which such fractional Warrants or fractional Shares would otherwise be issuable.

               Warrant Certificates, when surrendered at the Company Office, by the registered holder thereof in person or by legal representative or by attorney duly authorized in writing may be exchanged, in the manner and subject to the limitations provided in this Warrant Certificate and the Consulting Agreement, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

               Upon due presentment for registration of transfer of this Warrant Certificate at the Company Office, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee in exchange for this Warrant Certificate, subject to the limitations provided in this Warrant Certificate and the Consulting Agreement.

               The Company may deem and treat the Holder hereof as the absolute owner of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof and for all other purposes, and the Company shall not be affected or in any way bound by any notice to the contrary.

Form of Election to Receive

(To be executed upon exercise of Warrant prior to the close of business on the Expiration Date)

               The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to receive               Shares in accordance with the terms hereof. The undersigned requests that a certificate representing such Shares be registered in the name of                whose address is                and that such certificate be delivered to                whose address is               . If said number of Shares is less than all the Shares purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the balance of the Shares be registered in the name of                whose address is                and that such Warrant Certificate be delivered to                whose address is               .

Dated ,	Employer Identification Number:

Name of holder of Warrant Certificate:	(Please print)

Address:
Signature:

Note: The above signature must correspond with the name as written upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatever and if the certificate representing the Shares or any Warrant Certificate representing Warrants not exercised is to be registered in a name other than that in which this Warrant Certificate is registered, the signature of the Holder must be guaranteed.

Signature Guaranteed:

Form of Assignment

               For value received              hereby sells, assigns and transfers unto              the within Warrant Certificate, together with all rights, title and interest therein, and does hereby irrevocably constitute and appoint    attorney, to transfer said Warrant Certificate on the books of the Company, with full power of substitution in the premises.

Dated: ______, ______	Signature:

Note: The above signature must correspond with the name as written upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatever.

Signature Guaranteed: